UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 9, 2010
Apache Corporation
(Exact name of registrant as specified in charter)

Delaware	1-4300	41-0747868
(State of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

2000 Post Oak Boulevard, Suite 100, Houston, Texas	77056-4400
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 296-6000
N/A
(former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
     On November 9, 2010, Apache Corporation, a Delaware corporation (“Apache”), issued a press release announcing the preliminary results of the merger consideration elections made by stockholders of Mariner Energy, Inc., a Delaware corporation (“Mariner”), as to the form of merger consideration they wish to receive in the acquisition of Mariner by Apache.
     A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
Additional Information
     This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. Apache has filed with the Securities and Exchange Commission (“SEC”) a registration statement on Form S-4 containing a proxy statement of Mariner Energy, Inc. (“Mariner”) that also constitutes a prospectus of Apache. The registration statement has been declared effective by the SEC and a definitive proxy statement/prospectus was mailed to stockholders of Mariner on or about October 13, 2010. Apache and Mariner also plan to file other documents with the SEC regarding the proposed transaction. INVESTORS AND SECURITY HOLDERS OF MARINER ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders may obtain the documents free of charge at the SEC’s web site, www.sec.gov. Copies of the documents filed with the SEC by Apache will be available free of charge on Apache’s website at www.apachecorp.com under the tab “Investors” or by contacting Apache’s Investor Relations Department at 713-296-6000. Copies of the documents filed with the SEC by Mariner will be available free of charge on Mariner’s website at www.mariner-energy.com under the tab “Investor Information” or by contacting Mariner’s Investor Relations Department at 713-954-5558. You may also read and copy any reports, statements and other information filed with the SEC at the SEC public reference room at 100 F Street N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at (800) 732-0330 or visit the SEC’s website for further information on its public reference room.
     Apache, Mariner, their respective directors and executive officers and other persons may be deemed, under SEC rules, to be participants in the solicitation of proxies from stockholders of Mariner in connection with the proposed transaction. Information regarding Apache’s directors and officers can be found in its proxy statement filed with the SEC on March 31, 2010, and information regarding Mariner’s directors and officers can be found in its proxy statement filed with the SEC on April 1, 2010. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests in the transaction, by security holdings or otherwise, are contained in the definitive proxy statement/prospectus and will be contained in other relevant materials to be filed with the SEC.
Forward-Looking Statements
     Statements in this document include “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The opinions, forecasts, projections, future plans or other statements other than statements of historical fact, are forward-looking statements. We can give no assurance that such expectations will prove to have been correct. Actual results could differ materially as a result of a variety of risks and uncertainties, including: the timing to consummate the proposed transaction; the risk that a condition to closing of the proposed transaction may not be satisfied; negative effects from the pendency of the merger; our ability to achieve the synergies and value creation contemplated by the proposed transaction; our ability to promptly and effectively integrate the merged businesses; and the diversion of management time on transaction-related issues. Other factors that could materially affect actual results are discussed in Apache’s and Mariner’s most recent Forms 10-K as well as each company’s other filings with the SEC available at the SEC’s website at www.sec.gov. Actual results may differ materially from those expected, estimated or projected. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to publicly update or revise any of them in light of new information, future events or otherwise.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Number	Description

99.1	Press Release Dated November 9, 2010.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APACHE CORPORATION
Dated: November 9, 2010	By:	/s/ John A. Crum
		Name:	John A. Crum
		Title:	Co-Chief Operating Officer and President - North America

INDEX TO EXHIBITS

Number	Description

99.1	Press Release Dated November 9, 2010